PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated February 11, 2016,
to
Prospectuses dated May 1, 2015,
 for
 VUL Protector® Variable Universal Life Contracts, and
M PremierSM VUL Protector® Contracts

This Supplement should be read and retained with the current Prospectus for your Variable Life Insurance Contract. This Supplement is intended to update certain information in the Prospectus for your Variable Life Insurance Contract. If you would like another copy of the current Prospectus, please contact us at (800) 778-2255.

The Board of Trustees of the PSF Money Market Portfolio recently agreed to reduce the Portfolio’s management fee.  As a result, the minimum operating expense charged by the Funds has been reduced from 0.35% to 0.34% and the Fund Expenses section is hereby deleted and replaced with the following:

Fund Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.34%	1.23%

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP112
VULP14, VULP15, MPVULP